Welcome to Our Annual Meeting Exhibit 99.1

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial condition and operating results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our ability to successfully grow our business and implement our strategic plan, including our ability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the impact of anticipated higher operating expenses in 2026 and beyond; 3) our ability to successfully integrate wealth management firm and team acquisitions; 4) our ability to successfully integrate our expanded employee base; 5) an unexpected decline in the economy, in particular in our New Jersey and New York market areas, including potential recessionary conditions; 6) declines in our net interest margin caused by the interest rate environment and/or our highly competitive market; 7) adverse changes in securities markets; 8) impact from a pandemic event on our business, operations, customers, allowance for credit losses and capital levels; 9) higher than expected increases in our allowance for credit losses; 10) changes in the methodology and assumptions used to calculate the allowance for credit losses; 11) higher than expected increases in credit losses or in the level of delinquent, nonperforming, classified and criticized loans or charge-offs; 12) inflation and changes in interest rates, which may adversely impact our margins and yields, reduce the fair value of our financial instruments, reduce our loan originations and lead to higher operating costs; 13) decline in real estate values within our market areas; 14) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 15) the imposition of tariffs or other domestic or international governmental policies and retaliatory responses; 16) the impact of any federal government shutdown; 17) the failure to maintain current technologies and/or to successfully implement future information technology enhancements; 18) successful cyberattacks against our IT infrastructure and that of our IT and third-party providers; 19) higher than expected FDIC insurance premiums; 20) adverse weather conditions; 21) the current or anticipated impact of military conflict, terrorism or other geopolitical events; 22) our inability to successfully generate new business in new geographic markets, including our expansion into New York City and Long Island; 23) a reduction in our lower-cost funding sources; 24) changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio; 25) our inability to adapt to technological changes; 26) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 27) our inability to retain key employees; 28) demand for loans and deposits in our market areas; 29) changes in New York City rent regulation law; 30) changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums and changes in the monetary and fiscal policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; 31) changes in accounting policies and practices; and/or 32) other unexpected material adverse changes in our financial condition, operations or earnings. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.

2025 Highlights Driving earnings growth through balance sheet transformation Financial Performance & Momentum The decision to expand throughout the Metropolitan New York region has transformed the balance sheet and strengthened the funding profile, creating a durable foundation for future growth Core relationship deposit growth of $828 million, including $316 million of NIB growth, lowered funding costs and reduced reliance on higher-cost funding Net interest income grew 35% and margin expanded 52 basis points, supported by disciplined pricing and lower deposit costs Pre-provision net revenue increased 45%, reflecting meaningful operating leverage and continued expansion in core earnings power Positive operating leverage was sustained throughout 2025, with the efficiency ratio improving to 68% (Q4 2025) Earnings growth translated into shareholder value with EPS up 33% and TBVPS up 10% Continued disciplined execution led to 13% loan growth, funded by core deposits, alongside 10% AUM/AUA growth, reinforcing the scale and diversification of the franchise + 28% NIB Deposits Improved Funding + 35% NII Growth Revenue Growth 2.84% + 52 bps Net Interest Margin Profitability Impact + 45% PPNR1 Growth Earnings Power + 10% AUM/AUA Growth Differentiated Scale + 13% Loan Growth Scale See page 14 for notes and important information.

Metro New York Expansion Timeline Strategic expansion during industry stress is creating long-term value Annualized PPNR ($ millions) March 2023 – July 2023: Three large bank failures and rapid increase in Fed Funds bring industry-wide volatility April 2024: Hired 13 teams and leadership for NYC May 2023: Hired a team of seasoned bankers in NYC April 2024 – Present: Execution & Inflection April 2025: NYC financial center Flagship opened The decision to expand in New York City during industry stress has translated into: Earnings inflection following NYC buildout March – Summer 2025: Hired new Head of CRE, Head of Equipment Finance, Senior Wealth Advisors & 6 Long Island Teams January 2025: Rebranded as Peapack Private Bank & Trust Enhanced funding profile Balance sheet remix Disciplined lending Margin expansion Expense normalization Positive operating leverage

Improving Shareholder Value Earnings momentum is increasingly reflected in our stock performance 4/17/2026 +42% YTD 2026

Bedminster New York City Melville NEW YORK NEW JERSEY CONNECTICUT PENNSYLVANIA Greenville Rye Brook Princeton Morristown Summit Red Bank Lakewood Teaneck DE Peapack Private Bank & Trust Financial Centers Garden City Peapack Private The Premier Alternative to the Mega Banks in Metropolitan New York $13.1B Wealth AUM $6.6B Deposits $6.3B Loans  14% ▲ 12% ▲ 14% ▲ CAGR Since 2012 Founded in 1921, Peapack Private is the boutique alternative to large banks in the Metropolitan New York region, delivering white glove service through a single point of contact model. Grounded in an established wealth franchise, Peapack Private has demonstrated the ability to scale and compete for over the past decade. Strategic expansion underway throughout Metropolitan NY began in 2023; headcount has increased by more than 30% over that time and performance continues to exceed expectations.

The Peapack Private Client Experience Net Promoter Score Client satisfaction substantially exceeds the U.S. Banking Industry Benchmark Elevated boutique banking experience Distinct alternative to large banks with a refined, client-first service philosophy Personalized, relationship-driven service model Dedicated Relationship Manager delivering tailored solutions Trusted advisor approach built on integrity Transparent, professional interactions that foster long-term client relationships High-touch, responsive client experience and ease of doing business Clear communication, efficient processes, and seamless client interactions Net Promoter Score Momentum 41 57 65 NPS UP +24 Points Since 2023 Banking Industry Benchmark1 Based on Real Client Feedback See page 14 for notes and important information.

Wealth Management Record AUM/AUA and revenue Sustained Long-Term Growth Track record of sustained long-term growth, achieving a 12% CAGR over the past seven years and 15% CAGR over the past decade. Strength and Scalability Market leaders; achieved a record $13.1 billion in assets under management and administration at quarter end, reflecting both organic client growth and market appreciation. High Value Client Relationships Average client relationship size of $4.6 million highlights Peapack Private’s focus on high net worth and ultra high net worth individuals and families. Strong Profitability and Operating Leverage Delivered a 41% EBITDA margin in FY 2025, illustrating disciplined cost management and operating efficiency within a relationship-driven model. Comprehensive and Integrated Wealth Offering Peapack Private provides a holistic suite of services, including financial planning, investment management, trust and fiduciary services, and estate and tax planning — all grounded in personalized advice. Performance Insights

Deposit Trends Strong growth at a favorable mix and excellent beta Core relationship deposits1 increased $828 million (16%) in 2025, and greater than $2 billion (50%) over the last two years. This has allowed the bank to: eliminate all brokered deposits, remix higher cost deposits for lower cost relationships, and reduce high-cost CDs throughout the year. Strong growth has also enabled the company to manage strong down-cycle betas – 69% through the cycle and 92% in Q4. As a result of these actions, total deposits have increased $460 million (8%) in 2025 of which, 69% or $316 million has been in noninterest-bearing accounts. $6.1 $6.3 $6.4 28% NIB Growth YoY ($ in billions) $6.6 See page 14 for notes and important information. $6.6 92% Beta to average FFR Q4 vs Q3 Average Cost of Interest-Bearing Deposits Key Trends & Impacts

Loan Trends Consistent growth focused on our strengths For full-year 2025, loan originations totaled $2.1 billion at a 6.60% weighted average coupon, driving $738 million of net loan growth, largely in C&I. C&I represents a long-standing core competency, built over more than a decade and diversified across 375 distinct industries. Portfolio mix continues to shift toward C&I, with less reliance on Multifamily, supporting improved diversification and risk-adjusted returns. Diversified Across 375 NAICS Codes Gross Loans1: $6.3 billion $6.3 $5.5 $5.7 $5.8 $6.0 ($ in billions) 14% C&I Growth over LTM +13% Loan Growth See page 14 for notes and important information. Loan Growth & Mix

Net Interest Income Delivering positive operating leverage & NII growth Eight consecutive quarters of net interest income growth, driven by successful relationship growth. NII increased $14.6 million or 35% YoY. Net interest margin increased 62 basis points YoY to 3.08%. Beta of 69% achieved through the down-cycle. Noninterest-bearing deposits up $316 million YoY, further lowering the cost of funds. Incremental spread1 on new business remained above 4.00% for the year. See page 14 for notes and important information. Key Observations

Positioned for Long-Term Growth & Compelling Returns Boutique alternative to large banks in the Metro New York region. Anchored by a scarce and valuable $13.1 billion wealth management franchise. Expansion strategy has transformed our liquidity profile and creates a scalable foundation for future growth. Wealth management and spread income creates a platform for earnings durability. Commercial & Industrial relationships are delivering disciplined loan growth and core deposits. Continued expansion of our $2.7 billion (at 12/31/2025) commercial lending business, complementary treasury management platform, and sell-side advisory services supports deeper client engagement and revenue growth. Investments in technology and artificial intelligence are enhancing operating efficiency, driving innovation and supporting the delivery of white glove client experience, with a focus on governance. We remain laser-focused on cultivating a strong client-centric culture, independently affirmed by industry recognition: ABA Best Banks To Work For eight years in a row. Crain’s 2024 and 2025 Best Places to Work in NYC.

Summary & Conclusion Q&A

Notes 2025 Highlights slide See Non-GAAP Financial Measurement Reconciliation included in these appendices. Net Promoter Score slide U.S. Banking Industry benchmark data source is Qualtrics, an international leader in client surveys and net promoter score. Deposit Trends slide Core relationship deposits defined as deposit relationships that are not custodial, brokered, or listing service. Loan Trends slide 1) Gross loans include loans held for sale. Net Interest Income slide 1) Incremental spread is defined as the weighted average loan coupon of loans originated in the period less the average cost of newly funded deposit accounts for the same period.

Non-GAAP Financial Measurement Reconciliation We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. Pre-Provision Net Revenue (“PPNR”) is a non-GAAP financial measure used by the Company to assess the earnings available to absorb credit losses and support capital from its core banking operations. PPNR is defined as: Net interest income (GAAP) + Noninterest income (GAAP) − Noninterest expense (GAAP) It excludes the provision for credit losses and income tax expense. PPNR is not a substitute for net income as reported under GAAP, and the calculation may differ from similarly-named measures at other institutions.

Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@peapackprivate.com Frank A. Cavallaro Senior EVP & Chief Financial Officer (908) 306-8933 fcavallaro@peapackprivate.com CONTACTS John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@peapackprivate.com Matthew P. Remo SVP | Managing Principal – Treasurer & Head of Corporate Finance (908) 872-9899 mremo@peapackprivate.com CORPORATE HEADQUARTERS 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 peapackprivate.com